                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Fred C. Ackman
                                 -----------------------------------------------
                                 Fred C. Ackman

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Richard A. Causey
                                 -----------------------------------------------
                                 Richard A. Causey

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ James V. Derrick, Jr.
                                 -----------------------------------------------
                                 James V. Derrick, Jr.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ John H. Duncan
                                 -----------------------------------------------
                                 John H. Duncan

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Ken L. Harrison
                                 -----------------------------------------------
                                 Ken L. Harrison

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Forrest E. Hoglund
                                 -----------------------------------------------
                                 Forrest E. Hoglund

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Kenneth L. Lay
                                 -----------------------------------------------
                                 Kenneth L. Lay

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Edward Randall, III
                                 -----------------------------------------------
                                 Edward Randall, III

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Jeffrey K. Skilling
                                 -----------------------------------------------
                                 Jeffrey K. Skilling

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Amended and Restated Enron Oil & Gas Company 1994 Stock Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such Common Stock to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of December, 1998.


                                        /s/ Frank G. Wisner
                                 -----------------------------------------------
                                 Frank G. Wisner